NOVEMBER 8, 2016 – THIRD QUARTER EARNINGS PRESENTATION MYERS INDUSTRIES, INC. Exhibit 99.2

SAFE
HARBOR
STATEMENT
Statements in this presentation concerning the Company’s goals, strategies, and expectations for business and financial results may be
"forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current indicators
and expectations.  Whenever you read a statement that is not simply a statement of historical fact (such as when we describe what we
"believe," "expect," or "anticipate" will occur, and other similar statements), you must remember that our expectations may not be correct, even though we believe they are reasonable.  We do not guarantee that the transactions and events described will happen as described
(or that they will happen at all).  You should review this presentation with the understanding that actual future results may be
materially
different from what we expect.  Many of the factors that will determine these results are beyond our ability to control or predict.  You are cautioned not to put undue reliance on any forward-looking statement.  We do not intend, and undertake no obligation, to update these forward-looking statements.  These statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the applicable statements.  Such risks include:
(1) Changes in the markets for the Company’s business segments
(2) Changes in trends and demands in the markets in which the Company competes
(3) Unanticipated downturn in business relationships with customers or their purchases
(4) Competitive pressures on sales and pricing
(5) Raw material availability, increases in raw material costs, or other production costs
(6) Harsh weather conditions
(7) Future economic and financial conditions in the United States and around the world
(8) Inability of the Company to meet future capital requirements
(9) Claims, litigation and regulatory actions against the Company
(10) Changes in laws and regulations affecting the Company

Myers Industries, Inc. encourages investors to learn more about these risk factors. A detailed explanation of these factors is available in the Company’s publicly filed quarterly and annual reports, which can be found online at www.myersindustries.com and at the SEC.gov web site.

Q3 2016 SUMMARY
WEAK
CAPITAL
SPENDING
CONTINUES
TO
IMPACT
RESULTS
»
Q3 sales in line with expectations
»
Net sales $132.7M, a decrease of 6% to prior year
»
Continued difficult capital spending environment in several key markets
»
Distribution sales initiative still in early innings; making progress
»
Gross margin reduction of 230 basis points to 27.1%
»
Lower volume
»
Unfavorable product mix and operational inefficiencies
»
SG&A reduction of $6M due primarily to lower non-recurring comp, lower environmental costs and other cost containment actions
»
GAAP EPS from continuing operations $0.01 vs. $0.02 in 2015
»
Adjusted EPS from continuing operations $0.04 vs. $0.09 in 2015
»
YTD free cash flow of $7.1M vs. ($10.5M) in 2015
»
Cash from operations up due to working capital process improvements
»
Capital spending down

Q3 GAAP FINANCIAL
SUMMARY
CONTINUING OPERATIONS
Q3
2015
Q3
2016
NET
SALES
$         141.7
$       132.7
-
6.3%; -
6.7% organic
GROSS
PROFIT
GROSS
MARGIN
$           41.7
29.4%
$         35.9
27.1%
-
230 bps
SG&A
$           39.1
$         32.9
15.8%
improvement
OPERATING
INCOME
OPERATING
MARGIN
$             2.6
1.8%
$           3.0
2.3%
+ 50
bps
NET
INTEREST
EXPENSE
$             1.7
$           2.0
INCOME
FROM
CONTINUING
OPS
BEFORE
INCOME
TAXES
$             0.8
$           1.0
INCOME
TAX
EXPENSE
$             0.2
$           0.5
INCOME
FROM
CONTINUING
OPS
$             0.6
$           0.4
EPS
FROM
CONTINUING
OPS
$           0.02
$         0.01
IN
$MILLIONS
EXCEPT
RATIOS
AND
PERCENTAGES

Q3 ADJUSTED
FINANCIAL
SUMMARY
CONTINUING OPERATIONS
Q3
2015
Q3
2016
NET
SALES
$         141.7
$       132.7
-
6.3%; -
6.7% organic
ADJ. GROSS
PROFIT
GROSS
MARGIN
$           42.4
30.0%
$         35.9
27.1%
-
290 bps
ADJ. SG&A
$           36.6
$         32.0
12.4% improvement
ADJ. OPERATING
INCOME
OPERATING
MARGIN
$             5.9
4.2%
$           3.9
2.9%
-
130 bps
NET
INTEREST
EXPENSE
$             1.7
$           2.0
ADJ.
INCOME
FROM
CONTINUING
OPS
BEFORE
INCOME
TAXES
$             4.2
$           1.9
INCOME
TAX
EXPENSE
$             1.5
$           0.7
ADJ.
INCOME
FROM
CONTINUING
OPS
INCOME
MARGIN
$             2.7
1.9%
$           1.2
0.9%
ADJ.
EPS
FROM
CONTINUING
OPS
$           0.09
$          0.04
IN
$MILLIONS
EXCEPT
RATIOS
AND
PERCENTAGES
See appendix for reconciliations
from GAAP to adjusted results
$12.5M ADJUSTED
EBITDA COMPARED
TO
$14.4M IN
PRIOR
-YEAR
QUARTER

BALANCE
SHEET
& CASH
FLOW
YTD CASH FLOW
WORKING CAPITAL AS A % OF SALES
12.8%
10.2%
9.1%
Q3 2014
Q3 2015
Q3 2016
DISCIPLINED
WORKING
CAPITAL
AND
CAPITAL
SPENDING
$(2.8)
$(10.9)
$(13.7)
$7.1
$(17.7)
$(10.5)
$18.6
$(11.5)
$7.1
Cash from Cont. Ops
CapEx
Free Cash Flow
2014
2015
2016
BALANCE SHEET
09/30/15
09/30/16
Cash
5.2
$
5.5
$
Debt
214.7
197.9
Net Debt
209.5
$
192.4
$
Adjusted TTM EBITDA
74.1
$
65.8
$
Net Debt-to-Adj. EBITDA
2.8x
2.9x
See appendix for reconciliations from GAAP to adjusted results

Q3 2016 SEGMENT
RESULTS
»
Sales down 13%:
»
Market indicators positive
»
Reduced capital spending continues to impact
equipment sales; retread markets remain slow
»
Sales team initiative progressing; steady sequential
pace but still down year-over-year
»
Share gains with vending installs at large auto
dealer group
»
Q3 margin decline due to lower sales volumes and
cost reallocations from corporate to reflect correct
segment cost structure
»
Sales down 2.8% (down 3.4% organic):
»
Capital spending remains down in food and
beverage markets
»
In vehicle market, steady share gains in automotive
and strong sales in RV
»
Progress in industrial markets; slow overall pace
»
Share gains at Scepter for 2017 during seasonal
buying process
»
Unfavorable mix in Q3; results also impacted by
operational inefficiencies and cost reallocations from
corporate to reflect correct segment cost structure
MATERIAL HANDLING
DISTRIBUTION
COMMERCIAL
EXECUTION
CONTINUES
TO
BE
THE
PRIORITY
$92.5
$89.9
$7.4
$4.4
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
Q3 2015
Q3 2016
Q3 2015
Q3 2016
Net Sales
Op Inc.
$49.2
$42.8
$5.6
$3.3
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
Q3 2015
Q3 2016
Q3 2015
Q3 2016
Net Sales
Op Inc.

2016 OUTLOOK
AND
STRATEGY
UPDATE
CONSUMER
12%
VEHICLE
13%
FOOD
& BEVERAGE
16%
AUTO
AFTERMARKET
30%
INDUSTRIAL
29%
MID
SINGLE
DIGITS
HIGH
SINGLE
DIGITS
MID
SINGLE
DIGITS
HIGH-TEENS
FLAT
PERCENT
OF
2015 SALES
MYE 2016 GROWTH
OUTLOOK
Outlook
»
Holding prior outlook; Q4 & FY revenue expected
to be down mid-to-high single digits
»
Continued weakness in capital spending in both
segments
»
Steady sales run rate in Distribution segment
Strategic Update
»
Senior leadership team now in place
»
Finalizing enterprise strategy that supports
competitive strengths
»
Key themes:
»
Protect the core
»
Safe and efficient solutions for niche end-
markets
»
Simplify
»
More flexible operating model
»
Near-term priorities:
»
Further develop our capability to execute
niche market commercial strategies
»
Implement a culture of continuous process
improvement
»
Debt reduction/more flexible balance sheet
SAFETY
AND
EFFICIENCY
FOR
OUR
CUSTOMERS
AND
OUR
BUSINESSES

APPENDIX

» Capital expenditures: $12 - $14 million » Net interest expense: $8 - $9 million » D&A: $34 - $35 million » Effective tax rate (normalized): 36% 10 2016 KEY ASSUMPTIONS

Note on Reconciliation of Income and Earnings Data: Gross profit excluding the items above in the text of this presentation and in this reconciliation chart is a non-GAAP financial measure that Myers Industries, Inc. calculates according to the schedule above using GAAP amounts from the unaudited Condensed Consolidated Statement of
Operations. The Company believes that the excluded items are not primarily related to core operational activities. The Company believes that gross profit excluding items that are not primarily related to core operating activities is generally viewed as providing useful information regarding a company's operating profitability. Management uses gross profit excluding these items as well as other financial measures in connection with its decision-making activities.  Gross profit excluding these items should not be considered in isolation or as a substitute for gross profit prepared in accordance with GAAP. The Company's method for calculating gross profit excluding these items may not be comparable to methods used by other companies.

RECONCILIATION
OF
NON-GAAP MEASURES
MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSOLIDATED GROSS PROFIT (UNAUDITED)
(Dollars in thousands)
Quarter
Ended
For the nine months ended
September
30, 2016
September
30, 2015
September
30, 2016
September
30, 2015
Gross profit as reported
$                  35,918
$                 41,686
$               128,625
$               138,024
Restructuring expenses and other adjustments in cost of sales
Material Handling segment
-
762
-
1,057
Distribution segment
-
-
-
-
Gross profit as adjusted
$                  35,918
$                 42,448
$               128,625
139,081
$

RECONCILIATION
OF
NON-GAAP MEASURES
MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSOLIDATED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES (UNAUDITED)
(Dollars in thousands)
Note
on
Reconciliation
of
Income
and
Earnings
Data:
Selling,
general
and
administrative
expenses
excluding
the
items
above
in
the
text
of
this
presentation
and
in
this
reconciliation
chart
is
a
non-GAAP
financial
measure
that
Myers
Industries,
Inc.
calculates
according
to
the
schedule
above
using
GAAP
amounts
from
the
unaudited
Condensed
Consolidated
Statement
of
Operations.
The
Company
believes
that
the
excluded
items
are
not
primarily
related
to
core
operational
activities.
The
Company
believes
that
selling,
general
and
administrative
expenses
excluding
items
that
are
not
primarily
related
to
core
operating
activities
is
generally
viewed
as
providing
useful
information
regarding
a
company's
operating
profitability.
Management
uses
selling,
general
and
administrative
expenses
excluding
these
items
as
well
as
other
financial
measures
in
connection
with
its
decision-making
activities.
Selling,
general
and
administrative
expenses
excluding
these
items
should
not
be
considered
in
isolation
or
as
a
substitute
for
selling,
general
and
administrative
expenses
prepared
in
accordance
with
GAAP.
The
Company's
method
for
calculating
selling,
general
and
administrative
expenses
excluding
these
items
may
not
be
comparable
to
methods
used
by
other
companies.
Quarter
Ended
Nine Months Ended
2016
September
30,
2015
September
30,
2016
September
30,
2015
Selling, general and administrative expenses as reported
$   32,932
$   39,108
$ 103,470
$ 108,987
Restructuring expenses and other adjustments in selling, general and administrative expenses
Material Handling segment
(292)
(448)
2,043
2,317
Distribution segment
-
(142)
-
(195)
Corporate
(605)
(1,965)
(4,166)
(3,771)
Selling, general and administrative expenses as adjusted
$   32,035
$   36,553
$ 101,347
$ 107,338
September
30,

Quarter Ended September 30,		Nine Months Ended September 30,	
	2016	2015	2016	2015
Material Handling				
Operating income as reported	$ 4,378	$ 7,369	$ 26,152	$ 41,622
Litigation reserve reversal	-	-	-	(3,010)
Asset impairments	-	-	9,874	-
Reduction to contingent liability	-		(2,335)	
Restructuring expenses and other adjustments	292	1,210	292	1,750
Operating income as adjusted	4,670	8,579	33,983	40,362
Distribution				
Operating income as reported	3,301	5,558	9,803	13,557
Restructuring expenses and other adjustments	-	142	-	195
Operating income as adjusted	3,301	5,700	9,803	13,752
Corporate Expense				
Corporate expense as reported	(4,693)	(10,349)	(20,674)	(26,142)
CFO severance related costs	-	-	2,011	-
Environmental reserve	605	1,266	2,155	1,266
Professional, legal fees and other adjustments	-	699	-	2,505
Corporate expense as adjusted	(4,088)	(8,384)	(16,508)	(22,371)
Continuing Operations				
Operating income as reported	2,986	2,578	15,281	29,037
Total of all adjustments above	897	3,317	11,997	2,706
Operating income as adjusted	3,883	5,895	27,278	31,743
Interest expense, net	(2,015)	(1,729)	(6,087)	(6,899)
Income before taxes as adjusted	1,868	4,166	21,191	24,844
Income tax expense*	(673)	(1,487)	(7,628)	(8,869)
Income from continuing operations as adjusted	$ 1,195	$ 2,679	$ 13,563	$ 15,975
Adjusted earnings per diluted share from continuing operations	$ 0.04	$ 0.09	$ 0.45	$ 0.51

MYERS INDUSTRIES, INC.

RECONCILIATION
OF
NON-GAAP MEASURES
MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
INCOME (LOSS) BEFORE TAXES BY SEGMENT (UNAUDITED)
(Dollars in thousands, except per share data)
Note
on
Reconciliation
of
Income
and
Earnings
Data:
Income
(loss)
excluding
the
items
above
in
the
text
of
this
presentation
and
in
this
reconciliation
chart
is
a
non-GAAP
financial
measure
that
Myers
Industries,
Inc.
calculates
according
to
the
schedule
above
using
GAAP
amounts
from
the
unaudited
Condensed
Consolidated
Statement
of
Operations.
The
Company
believes
that
the
excluded
items
are
not
primarily
related
to
core
operational
activities.
The
Company
believes
that
income
(loss)
excluding
items
that
are
not
primarily
related
to
core
operating
activities
is
generally
viewed
as
providing
useful
information
regarding
a
company's
operating
profitability.
Management
uses
income
(loss)
excluding
these
items
as
well
as
other
financial
measures
in
connection
with
its
decision-making
activities.
Income
(loss)
excluding
these
items
should
not
be
considered
in
isolation
or
as
a
substitute
for
income
(loss)
prepared
in
accordance
with
GAAP.
The
Company's
method
for
calculating
income
(loss)
excluding
these
items
may
not
be
comparable
to
methods
used
by
other
companies.
*Income taxes are calculated using the normalized effective tax rate for each year. The normalized rate used above is 36%.

RECONCILIATION
OF
NON-GAAP MEASURES
MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
COMBINED STATEMENTS OF INCOME (UNAUDITED)
(Dollars in thousands)
Note on Reconciliation of Income and Earnings Data: EBITDA as adjusted is a financial measure that Myers Industries, Inc. calculates according to the schedule above using amounts from the unaudited Reconciliation of Non-GAAP Financial Measures Income (Loss) Before Taxes By Segment and GAAP amounts from the unaudited Condensed Consolidated
Statement of Operations. The Company believes that EBITDA as adjusted provides useful information regarding a company's operating profitability.  Management uses EBITDA as adjusted as well as other financial measures in connection with its decision-making activities.  EBITDA as adjusted should not be considered in isolation or as a substitute for net income
(loss), income (loss) before taxes or other consolidated income data prepared in accordance with GAAP.  The Company's method for calculating EBITDA as adjusted may not be comparable to methods used by other companies.

Quarter
Ended
TTM
31-Dec-14
31-Mar-15
30-Jun-15
30-Sep-15
30-Sep-15
Net Income as Reported Continuing Operations
$                   1,489
$                    2,622
$                 10,925
$                       631
$               15,667
Add: tax expense
991
1,392
6,350

8,951
Add: net interest expense
2,647
2,702
2,467
1,729
9,545
Add: depreciation
6,424
6,489
6,801
5,926
25,640
Add: amortization
2,724
2,638
2,641
2,575
10,578
EBITDA
14,275
15,843
29,184
11,079
70,381
Add: one-time unusual charges
1,031
1,950
(2,561)
3,317
3,737
EBITDA As Adjusted
15,306
17,793
26,623
14,396
74,118
Quarter
Ended
TTM
31-Dec-15
31-Mar-16
30-Jun-16
30-Sep-16
30-Sep-16
Net Income as Reported Continuing Operations
(125)
(3,336)
$                    5,684
$                       424
$                  2,647
Add: tax expense
(151)
2,446
3,429
547
6,271
Add: net interest expense
2,100
2,019
2,053
2,015
8,187
Add: depreciation
5,496
6,000
6,283
6,182
23,961
Add: amortization
2,413
2,499
2,482
2,447
9,841
EBITDA
9,733
9,628
19,931
11,615
50,907
Add: one-time unusual charges
2,906
10,556

14,903
EBITDA As Adjusted
12,639
20,184
20,475
12,512
65,810
$
$